UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 22, 2011

Date of Report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 780-9494

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 22, 2011, the Company issued a press release announcing that it intends to commence a private placement of senior notes due 2019. The Company is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Other Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)

/s/ MICHAEL J. KILLELEA
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

Dated: February 22, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued February 22, 2011.